UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 16, 2011

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
180 Marcus Blvd., Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

EXPLANATORY NOTE

On March 1, 2011, Audiovox Corporation, (the “Company”) completed its acquisition (the “Acquisition”) of Klipsch Group, Inc. and its worldwide subsidiaries (“Klipsch”). The Acquisition was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2011, as amended on Form 8-K/A filed with the Securities and Exchange Commission on March 10, 2011.  The Company is filing this Form 8-K/A (Amendment No. 2) to include the financial statements of Klipsch and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.  Except as described above, all other information in and exhibits to the original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of Klipsch are attached as Exhibits 99.2 through 99.4 of this Report and are incorporated by reference herein:

•
Audited Consolidated Balance Sheets of Klipsch as of June 30, 2010 and 2009, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the years ended June 30, 2010 and 2009.

•
Audited Consolidated Balance Sheets of Klipsch as of June 30, 2009 and 2008, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the years ended June 30, 2009 and 2008.

•
Unaudited Interim Consolidated Balance Sheet of Klipsch as of February 28, 2011, and the related Unaudited Interim Consolidated Statements of Operations and Cash Flows for the eight months ended February 28, 2011 and 2010.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.5 of this Report and is incorporated by reference herein:

•	Unaudited Pro Forma Combined Balance Sheet as of February 28, 2011, and the related Unaudited Pro Forma Combined Statement of Operations for the year ended ended February 28, 2011.

(d) Exhibits

Exhibit 2.1
Stock Purchase Agreement, dated February 3, 2011,by and among Soundtech LLC, a Delaware limited liability company (“Buyer”), Audiovox Corporation, a Delaware corporation (“Parent”), Klipsch Group, Inc., an Indiana corporation (the “Company”), and each shareholder (each a “Seller” and collectively “Sellers”) of the Company. This Agreement is joined in by Fred S. Klipsch in his capacity as Sellers' Representative. (2)

Exhibit 2.2
Amendment to Stock Purchase Agreement, dated February 28, 2011, by and among Soundtech LLC, a Delaware limited liability company (“Buyer”), Audiovox Corporation, a Delaware corporation (“Parent”), Klipsch Group, Inc., an Indiana corporation (the “Company”), and each shareholder (each a “Seller” and collectively “Sellers”) of the Company. This Agreement is joined in by Fred S. Klipsch in his capacity as Sellers' Representative. (2)

Exhibit 2.3
Escrow Agreement made as of February 28, 2011 by and among Soundtech LLC, a Delaware limited liability company, Audiovox Corporation, a Delaware corporation, Fed S. Klipsch, as Sellers’ Representative, and JPMorgan Chase, N.A., a national banking association, as Escrow Agent. (2)

Exhibit 10.1
Credit Agreement, dated March 1, 2011, Audiovox Corporation, as Parent and certain of its directly and indirectly wholly-owned subsidiaries with, Wells Fargo Capital Finance, LLC as Administrative Agent and Sole Lead Arranger and Sole Bookrunner. (2)

Exhibit 10.2
Security Agreement, dated as of March 1, 2011, by and among Audiovox Corporation and certain of its wholly owned subsidiaries as Grantors and Wells Fargo Capital Finance, LLC as Administrative Agent. (2)

Exhibit 10.3	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and T. Paul Jacobs. (2)

Exhibit 10.4	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and Michael Klipsch. (2)

Exhibit 10.5	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and Fred S. Klipsch. (2)

Exhibit 10.6	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and Fred Farrar. (2)

Exhibit 10.7	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and David P. Kelley. (2)

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Press Release, dated March 2, 2011, issued by Audiovox Corporation. (1)

Exhibit 99.2
Audited Consolidated Balance Sheets of Klipsch Group, Inc. and Subsidiaries as of June 30, 2010 and 2009, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the years ended June 30, 2010 and 2009.

Exhibit 99.3
Audited Consolidated Balance Sheets of Klipsch Group, Inc. and Subsidiaries as of June 30, 2009 and 2008, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the years ended June 30, 2009 and 2008.

Exhibit 99.4
Unaudited Interim Consolidated Balance Sheet of Klipsch Group, Inc. and Subsidiaries as of February 28, 2011, and the related Unaudited Interim Consolidated Statements of Operations and Cash Flows for the eight months ended February 28, 2011 and 2010.

Exhibit 99.5	Unaudited Pro Forma Combined Balance Sheet as of February 28, 2011, and the related Unaudited Pro Forma Combined Statement of Operations for the year ended February 28, 2011.
(1) Filed with the Commission as an exhibit to our Current Report on Form 8-K on March 7, 2011.
(2) Filed with the Commission as an exhibit to our Current Report on Form 10-K on May 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATION (Registrant)

Date: May 16, 2011
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1
Stock Purchase Agreement, dated February 3, 2011, by and among Soundtech LLC, a Delaware limited liability company (“Buyer”), Audiovox Corporation, a Delaware corporation (“Parent”), Klipsch Group, Inc., an Indiana corporation (the “Company”), and each shareholder (each a “Seller” and collectively “Sellers”) of the Company. This Agreement is joined in by Fred S. Klipsch in his capacity as Sellers' Representative. (2)

Exhibit 2.2
Amendment to Stock Purchase Agreement, dated February 28, 2011, by and among Soundtech LLC, a Delaware limited liability company (“Buyer”), Audiovox Corporation, a Delaware corporation (“Parent”), Klipsch Group, Inc., an Indiana corporation (the “Company”), and each shareholder (each a “Seller” and collectively “Sellers”) of the Company. This Agreement is joined in by Fred S. Klipsch in his capacity as Sellers' Representative. (2)

Exhibit 2.3
Escrow Agreement made as of February 28, 2011 by and among Soundtech LLC, a Delaware limited liability company, Audiovox Corporation, a Delaware corporation, Fed S. Klipsch, as Sellers’ Representative, and JPMorgan Chase, N.A., a national banking association, as Escrow Agent. (2)

Exhibit 10.1
Credit Agreement, dated March 1, 2011, Audiovox Corporation, as Parent and certain of its directly and indirectly wholly-owned subsidiaries with, Wells Fargo Capital Finance, LLC as Administrative Agent and Sole Lead Arranger and Sole Bookrunner. (2)

Exhibit 10.2
Security Agreement, dated as of March 1, 2011, by and among Audiovox Corporation and certain of its wholly owned subsidiaries as Grantors and Wells Fargo Capital Finance, LLC as Administrative Agent. (2)

Exhibit 10.3	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and T. Paul Jacobs. (2)

Exhibit 10.4	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and Michael Klipsch. (2)

Exhibit 10.5	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and Fred S. Klipsch. (2)

Exhibit 10.6	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and Fred Farrar. (2)

Exhibit 10.7	Form of Employment Agreement, dated February 3, 2011, by and among Klipsch Group, Inc. and David P. Kelley. (2)

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Press Release, dated March 2, 2011, issued by Audiovox Corporation. (1)

Exhibit 99.2
Audited Consolidated Balance Sheets of Klipsch Group, Inc. and Subsidiaries as of June 30, 2010 and 2009, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the years ended June 30, 2010 and 2009.

Exhibit 99.3
Audited Consolidated Balance Sheets of Klipsch Group, Inc. and Subsidiaries as of June 30, 2009 and 2008, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the years ended June 30, 2009 and 2008.

Exhibit 99.4
Unaudited Interim Consolidated Balance Sheet of Klipsch Group, Inc. and Subsidiaries as of February 28, 2011, and the related Unaudited Interim Consolidated Statements of Operations and Cash Flows for the eight months ended February 28, 2011 and 2010.

Exhibit 99.5	Unaudited Pro Forma Combined Balance Sheet as of February 28, 2011, and the related Unaudited Pro Forma Combined Statement of Operations for the year ended February 28, 2011.

(1)	Filed with the Commission as an exhibit to our Current Report on Form 8-K on March 7, 2011.

(2)	Filed with the Commission as an exhibit to our Current Report on Form 10-K on May 16, 2011.